Exhibit 10.32

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) is entered into as of July 31, 2013, by and among SHP III/ARBOR ASHEVILLE, LLC, a Delaware limited liability company, SHP III/ARBOR ATHENS, LLC, a Delaware limited liability company, SHP III/ARBOR CASCADE, LLC, a Delaware limited liability company, SHP III/ARBOR DECATUR, LLC, a Delaware limited liability company, SHP/III ARBOR KNOXVILLE, LLC, a Delaware limited liability company, SHP III BARRINGTON TERRACE, LLC, a Delaware limited liability company, SHP III HERON FORT MYERS, LLC, a Delaware limited liability company, SHP III HERON NAPLES, LLC, a Delaware limited liability company, and SHP III LAWRENCEVILLE, LLC, a Georgia limited liability company (each of the foregoing entities being sometimes referred to individually and sometimes collectively as “Seller”), and AMERICAN REALTY CAPITAL V, LLC, a Delaware limited liability company (“ARC”); ARHC ATASHNC01, LLC, a Delaware limited liability company (“Buyer A”); ARHC ATASHNC01 TRS, LLC, a Delaware limited liability company (“Operator A”); ARHC ATATHGA01, LLC, a Delaware limited liability company (“Buyer B”); ARHC ATATHGA01 TRS, LLC, a Delaware limited liability company (“Operator B”); ARHC ATATLGA01, LLC, a Delaware limited liability company (“Buyer C”); ARHC ATATLGA01 TRS, LLC, a Delaware limited liability company (“Operator C”); ARHC ATDECGA01, LLC, a Delaware limited liability company (“Buyer D”); ARHC ATDECGA01 TRS, LLC, a Delaware limited liability company (“Operator D”); ARHC ATKNOTN01, LLC, a Delaware limited liability company (“Buyer E”); ARHC ATKNOTN01 TRS, LLC, a Delaware limited liability company (“Operator E”); ARHC ATLARFL01, LLC, a Delaware limited liability company (“Buyer F”); ARHC ATLARFL01 TRS, LLC, a Delaware limited liability company (“Operator F”); ARHC BTFMYFL01, LLC, a Delaware limited liability company (“Buyer G”); ARHC BTFMYFL01 TRS, LLC, a Delaware limited liability company (“Operator G”); ARHC BTNAPFL01, LLC, a Delaware limited liability company (“Buyer H”); ARHC BTNAPFL01 TRS, LLC, a Delaware limited liability company (“Operator H”); ARHC ATDECGA02, LLC, a Delaware limited liability company (“Buyer I”); and ARHC ATDECGA02 TRS, LLC, a Delaware limited liability company (“Operator I” and collectively with Buyer A, Operator A, Buyer B, Operator B, Buyer C, Operator C, Buyer D, Operator D, Buyer E, Operator E, Buyer F, Operator F, Buyer G, Operator G, Buyer H, Operator H, and Buyer I, “Buyer”).

R E C I T A L S:
A.    Seller and ARC entered into that certain Purchase and Sale Agreement dated May 24, 2013, (the “Agreement”), as amended by that certain First Amendment dated June 24, 2013 (the “First Amendment”), as amended by that certain Second Amendment dated July 2, 2013 (the “Second Amendment”).
B.    ARC desires to assign certain of its rights under the Agreement to entities comprising the Buyer who are a party to this Amendment, and all parties hereto wish to acknowledge and accept such assignment.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.
2.    Buyer. The “Buyer” for all purposes of the Agreement, including without limitation for the purposes of Section 9.3.4 thereof, shall include each of the entities comprising the Buyer who are parties to this Amendment. Each entity comprising the Buyer accepts and acknowledges the assignment of rights and obligations made by ARC to such entity pursuant to this Amendment, and Seller acknowledges and consents to such assignment. Without limiting the foregoing, the parties hereto acknowledge that upon Closing pursuant to the terms of the Agreement: (i) Buyer A will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace of Asheville and legally described in Exhibit A-1 of the Agreement (“Property A”) and Operator A will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property A; (ii) Buyer B will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace of Athens and legally described in Exhibit A-2 of the Agreement (“Property B”) and Operator B will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property B; (iii) Buyer C will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace at Cascade and legally described in Exhibit A-3 of the Agreement (“Property C”) and Operator C will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property C; (iv) Buyer D will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace of Decatur and legally described in Exhibit A-4 of the Agreement (“Property D”) and Operator D will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property D; (v) Buyer E will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace of Knoxville and legally described in Exhibit A-5 of the Agreement (“Property E”) and Operator E will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property E; (vi) Buyer F will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace of Largo and legally described in Exhibit A-6 of the Agreement (“Property F”) and Operator F will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property F; (vii) Buyer G will receive transfer and assignment from Seller of the Real Property related to the Facility known as Barrington Terrace of Fort Myers and legally described in Exhibit A-7 of the Agreement (“Property G”) and Operator G will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property G; (viii) Buyer H will receive transfer and assignment from Seller of the Real Property related to the Facility known as Barrington Terrace of Naples and legally described in Exhibit A-8 of the Agreement (“Property H”) and Operator H will receive transfer and assignment from Seller of the Personal Property and Other Property Rights related to Property E; and (ix) Buyer I will receive transfer and assignment from Seller of the Real Property related to the Facility known as Arbor Terrace at Parkside and legally described in Exhibit A-9 of the Agreement (“Property I”) and Operator I will receive transfer and assignment from Seller of any Personal Property and Other Property Rights related to Property I. Each entity comprising the Buyer acknowledges and agrees that it has assumed, and that is jointly and several liable for, all of the obligations of Buyer under the Agreement. ARC and each entity comprising the Buyer also acknowledge that notwithstanding such assignment and assumption, ARC remains liable for the obligations and liabilities of the Buyer under the Agreement to the extent required by Section 15.01 of the Agreement.

3.    Assignment of Rights and Obligations Regarding Escrow Deposit. Without limiting Section 2. of this Amendment, ARC and Buyer hereby agree that all of rights and obligations of ARC with respect to the Escrow Deposits as described in the Agreement and as modified in the Second Amendment, are assigned by ARC to Buyer. Buyer agrees to assume such rights and obligations and Seller acknowledges and consents to such assignment and assumption.
4.    Whole Agreement. This Third Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein, and there have been no additional oral or written representations or agreements with respect to the matters set forth herein. As amended herein, the Agreement shall remain in full force and effect. In the event of any inconsistency between the provisions of the Agreement and this Third Amendment, the provisions of this Third Amendment shall govern and control.
5.    Ratification and Confirmation. Except as amended and/or modified by this Third Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Agreement shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Agreement, the provisions of this Third Amendment shall prevail.
6.    Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.
7.    Facsimile; Electronic Mail. The parties contemplate that they may be executing counterparts of this Third Amendment transmitted by facsimile or electronic mail and agree and intend that a signature by facsimile machine or electronic mail shall bind the party so signing with the same effect as though the signature were an original signature.
[Remainder of page intentionally left blank - Signature pages follow]

IN WITNESS WHEREOF, this Third Amendment shall be deemed entered into as of the date first above written.

SELLER:

SHP III/ARBOR ASHEVILLE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signature pages continue]

SHP III/ARBOR ATHENS, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III/ARBOR CASCADE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signature pages continue]

SHP III/ARBOR DECATUR LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III/ARBOR KNOXVILLE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signature pages continue]

SHP III BARRINGTON TERRACE, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III HERON FORT MYERS, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signature pages continue]

SHP III HERON NAPLES, LLC,
a Delaware limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

SHP III LAWRENCEVILLE LLC,
a Georgia limited liability company

By: Senior Housing Partners III, L.P., a Delaware limited partnership, its Sole Member

By: Senior Housing Partners III, L.L.C,
a Delaware limited liability company,
its General Partner

By: Prudential Investment Management, Inc., a New Jersey corporation, its Managing Member

By:   /s/ John W. Dark
      John W. Dark
      Vice-President

[Signatures Continued on Next Page]

ARC:

AMERICAN REALTY CAPITAL V, LLC,
a Delaware limited liability company

By:	/s/ Edward M. Weil, Jr.

Name:	Edward M. Weil, Jr.

Title:	President

BUYER:

BUYER A:                            OPERATOR A:

ARHC ATASHNC01, LLC,                    ARHC ATASHNC01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

BUYER B:                            OPERATOR B:

ARHC ATATHGA01, LLC,                    ARHC ATATHGA01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

BUYER C:                            OPERATOR C:

ARHC ATATLGA01, LLC,                    ARHC ATATLGA01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

[Signature pages continue]

BUYER D:                            OPERATOR D:

ARHC ATDECGA01, LLC,                    ARHC ATDECGA01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

BUYER E:                            OPERATOR E:

ARHC ATKNOTN01, LLC,                    ARHC ATKNOTN01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

BUYER F:                            OPERATOR F:

ARHC ATLARFL01, LLC,                    ARHC ATLARFL01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

[Signature pages continue]

BUYER G:                            OPERATOR G:

ARHC BTFMYFL01, LLC,                    ARHC BTFMYFL01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

BUYER H:                            OPERATOR H:

ARHC BTNAPFL01, LLC,                    ARHC BTNAPFL01 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

BUYER I:                            OPERATOR I:

ARHC ATDECGA02, LLC,                    ARHC ATDECGA02 TRS, LLC,
a Delaware limited liability company                a Delaware limited liability company

By:	/s/ Jesse C. Galloway By: /s/ Jesse C. Galloway

Name:	Jesse C. Galloway Name: Jesse C. Galloway

Title:	Authorized Signatory Title: Authorized Signatory

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